UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

May 28, 2015

RUSSELL TAX-MANAGED U.S. LARGE CAP FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER EVENT

An Information Statement regarding a recent money manager event related to the Russell Tax-Managed U.S. Large Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager event related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Armstrong Shaw Associates, Inc. (“Armstrong”), Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) and J.P. Morgan Investment Management Inc.’s (“J.P. Morgan”) to serve as non-discretionary money managers to the Fund. At the same time, the Board approved the termination of Arrowstreet, Barrow and J.P. Morgan as discretionary money managers to the Fund. These changes became effective on May 1, 2015.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other Fund related information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive more information regarding these recent money manager events, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

May 28, 2015

To Shareholders of the Russell Tax-Managed U.S. Large Cap Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager event related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Armstrong Shaw Associates, Inc. (“Armstrong”), Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) and J.P. Morgan Investment Management Inc.’s (“J.P. Morgan”) to serve as non-discretionary money managers to the Fund. At the same time, the Board approved the termination of Armstrong, Barrow and J.P. Morgan as discretionary money managers to the Fund. These changes became effective on May 1, 2015.

The attached Information Statement provides information about Armstrong, Barrow and J.P. Morgan, the new portfolio management contracts with Armstrong, Barrow and J.P. Morgan and the Board’s considerations in approving the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for these money manager events. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL TAX-MANAGED U.S. LARGE CAP FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Tax-Managed U.S. Large Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

As of May 1, 2015, the Fund employs a multi-manager approach whereby RIMCo manages a portion of the Fund’s assets based upon model portfolios provided by multiple non-discretionary money managers unaffiliated with RIMCo who employ distinct investment styles. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells securities for the Fund. RIMCo also manages the portion of the Fund’s assets that RIMCo determines not to manage based upon model portfolios provided by the Fund’s money managers. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money manager strategies at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Money Managers

On February 24, 2015, the Board authorized the signing of portfolio management contracts to engage Armstrong Shaw Associates, Inc. (“Armstrong”), Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) and J.P. Morgan Investment Management Inc.’s (“J.P. Morgan”) as non-discretionary money managers with respect to a portion of the assets of the Fund determined by RIMCo. On that same date, the Board also authorized the termination of portfolio management contracts with Armstrong, Barrow and J.P. Morgan as discretionary money managers. On May 1, 2015, the portfolio management contracts with Armstrong, Barrow and J.P. Morgan as discretionary money managers were terminated.

Portfolio Management Contracts

Effective May 1, 2015, RIMCo, as fiduciary for RIC, entered into new portfolio management contracts with Armstrong, Barrow and J.P. Morgan. Each contract will continue until August 31, 2016. Thereafter, each contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. Each contract is automatically terminated if assigned. Each contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Armstrong, Barrow and J.P. Morgan, respectively, and by Armstrong, Barrow and J.P. Morgan, respectively, upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contracts with Armstrong, Barrow and J.P. Morgan, respectively, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple non-discretionary money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for recommending portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its recommendation of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 24, 2015, the Board received a proposal from RIMCo to approve new portfolio management contracts between RIMCo and Armstrong, Barrow and J.P. Morgan, respectively. The Trustees approved the terms of each proposed portfolio management contract with Armstrong, Barrow and J.P. Morgan, respectively, based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the money manager’s strategy) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIMCo that the proposed events would have no impact on the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager. The Trustees also considered their findings at their May 19-20, 2014 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager events because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their May 19-20, 2014 meeting is available in the Fund’s annual report for the fiscal year ended October 31, 2014, a copy of which is available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Armstrong, Barrow and J.P. Morgan, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable by the Fund to RIMCo as a percentage of the average daily net assets of the Fund is 0.70% (estimated to be $7,268,062 based on an assumed average asset level of $1,038,294,569 for the twelve months ended October 31, 2014, RIC’s fiscal year end).

Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIMCo to the Fund’s money managers was approximately 0.17% (estimated to be $1,765,101 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers’ strategies and RIMCo, as applicable, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.17% (estimated to have been $1,765,101 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIMCo, the aggregate investment advisory fees paid by the Fund to RIMCo will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Armstrong, Barrow or J.P. Morgan.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Armstrong does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Barrow acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2014
GuideStone International Equity Fund	$ 1.38 billion
Principal Overseas Fund	$ 2.76 billion
Transamerica Dividend Focused Fund	$ 1.51 billion
Old Mutual US Dividend Focused Fund	$447.5 million

J.P. Morgan does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About Armstrong, Barrow and J.P. Morgan

Armstrong Shaw Associates Inc., 45 Grove Street, New Canaan, CT 06840, is employee-owned and is controlled by Jeffrey Shaw through his controlling share ownership.

J.P. Morgan Investment Management, Inc., JP Morgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX, 75201, is a wholly-owned subsidiary of and is controlled by J.P. Morgan Chase & Co., 270 Park Avenue, Manhattan, New York, NY 10005, a publicly held bank holding company. J.P. Morgan Chase & Co.’s ticker and CUSIP are JPM and 46625H100, respectively.

Barrow, Hanley, Mewhinney & Strauss, LLC, 4 New York Plaza, 10th Floor, New York, NY 10004-2413, is a wholly-owned affiliate of and is controlled by Old Mutual PLC, 5th Floor, Millennium Bridge House, 2 Lambeth Hill, London EC4V 4GG, a UK based public company. Old Mutual PLC’s sedol is 0738992.

The names and principal occupations of the principal executive officers and each director or general partner of Armstrong, all located at 45 Grove Street, New Canaan, CT 06840, are listed below.

Name	Principal Occupation/Title
Craig Jensen	Principal
Jacqui Lindenbaum	Principal
Jeff Shaw	Chairman, Chief Investment Officer and Director
Joanne Costantini	Principal
John Luczaj	Principal
Lovin Thomas	Principal
Monica Grady	Principal, Director and Treasurer

The names and principal occupations of the principal executive officers and each director or general partner of Barrow, all located at JP Morgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX, 75201, are listed below.

Name	Principal Occupation/Title
Aidan J. Riordan	Member and Board of Managers
James P. Barrow	President, Executive Director, Member and Board of Managers
Linda T. Gibson	Member and Board of Managers
Ray Nixon, Jr.	Executive Director, Member and Board of Managers

The names and principal occupations of the principal executive officers and each director or general partner of J.P. Morgan, all located at 4 New York Plaza, 10th Floor, New York, NY 10004-2413, are listed below.

Name	Principal Occupation/Title
Catherine Keating	Director/President/CEO/Managing Director
Christopher Willcox	Director/Global Head of Fixed Income
Craig Sullivan	Director/Treasurer/CFO/Managing Director
David Brigstocke	Director/Managing Director
George Gatch	Director/Chairman/Managing Director
Joseph Azelby	Director/CIO-Global Head of Real Estate/Managing Director
Joseph Bertini	Chief Compliance Officer/Managing Director
Lawrence Unrein	Director/CIO-Global Head of Private Equity/Managing Director
Martin Porter	CIO-Global Head of Equities & Balanced Group/Managing Director
Patricia Maleski	Director/Managing Director
Paul Quinsee	Director/Managing Director
Peter Schwicht	Director/Managing Director
Robert Young	Director/COO/Managing Director
Scott Richter	Secretary/Managing Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Armstrong, Barrow or J.P. Morgan. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Armstrong, Barrow or J.P. Morgan, or their respective, its parent entities or subsidiaries or any subsidiaries of the parents of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Armstrong, Barrow or J.P. Morgan or their respective parents or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

May 28, 2015

RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER EVENT

An Information Statement regarding a recent money manager event related to the Russell Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager event related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Chartwell Investment Partners, Inc. (“Chartwell”), Netols Asset Management, Inc. (“Netols”) and Summit Creek Advisors, LLC (“Summit Creek”) to serve as non-discretionary money managers to the Fund. At the same time, the Board approved the termination of Chartwell, Netols and Summit Creek as discretionary money managers to the Fund. These changes became effective on May 1, 2015.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other Fund related information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive more information regarding these recent money manager events, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

May 28, 2015

To Shareholders of the Russell Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager event related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Chartwell Investment Partners, Inc. (“Chartwell”), Netols Asset Management, Inc. (“Netols”) and Summit Creek Advisors, LLC (“Summit Creek”) to serve as non-discretionary money managers to the Fund. At the same time, the Board approved the termination of Chartwell, Netols and Summit Creek as discretionary money managers to the Fund. These changes became effective on May 1, 2015.

The attached Information Statement provides information about Chartwell, Netols and Summit Creek, the new portfolio management contracts with Chartwell, Netols and Summit Creek and the Board’s considerations in approving the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for these money manager events. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL TAX-MANAGED U.S. MID & SMALL CAP FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

As of May 1, 2015, the Fund employs a multi-manager approach whereby RIMCo manages a portion of the Fund’s assets based upon model portfolios provided by multiple non-discretionary money managers unaffiliated with RIMCo who employ distinct investment styles. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells securities for the Fund. RIMCo also manages the portion of the Fund’s assets that RIMCo determines not to manage based upon model portfolios provided by the Fund’s money managers. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money manager strategies at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Money Managers

On February 24, 2015, the Board authorized the signing of portfolio management contracts to engage Chartwell Investment Partners, Inc. (“Chartwell”), Netols Asset Management, Inc. (“Netols”) and Summit Creek Advisors, LLC (“Summit Creek”) as non-discretionary money managers with respect to a portion of the assets of the Fund determined by RIMCo. On that same date, the Board also authorized the termination of portfolio management contracts with Chartwell, Netols and Summit Creek as discretionary money managers. On May 1, 2015, the portfolio management contracts with Chartwell, Netols and Summit Creek as discretionary money managers were terminated.

Portfolio Management Contracts

Effective May 1, 2015, RIMCo, as fiduciary for RIC, entered into new portfolio management contracts with Chartwell, Netols and Summit Creek. Each contract will continue until August 31, 2016. Thereafter, each contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. Each contract is automatically terminated if assigned. Each contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Chartwell, Netols and Summit Creek, respectively, and by Chartwell, Netols and Summit Creek, respectively, upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contracts with Chartwell, Netols and Summit Creek, respectively, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple non-discretionary money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for recommending portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its recommendation of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 24, 2015, the Board received a proposal from RIMCo to approve new portfolio management contracts between RIMCo and Chartwell, Netols and Summit Creek, respectively. The Trustees approved the terms of each proposed portfolio management contract with Chartwell, Netols and Summit Creek, respectively, based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the money manager’s strategy) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $328 million (as of November 30, 2014), the proposed events would increase by approximately $6,965 per annum the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager. The Trustees also considered their findings at their May 19-20, 2014 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager events because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their May 19-20, 2014 meeting is available in the Fund’s annual report for the fiscal year ended October 31, 2014, a copy of which is available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Chartwell, Netols and Summit Creek, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable by the Fund to RIMCo as a percentage of the average daily net assets of the Fund is 0.98% (estimated to be $2,793,443 based on an assumed average asset level of $285,045,179 for the twelve months ended October 31, 2014, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIMCo to the Fund’s money managers was approximately 0.24% (estimated to be $684,108 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers’ strategies and RIMCo, as applicable, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.24% (estimated to have been $684,108 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIMCo, the aggregate investment advisory fees paid by the Fund to RIMCo will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Chartwell, Netols or Summit Creek

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Chartwell acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2014
Chartwell Small Cap Value Fund	$139.7 million

Netols acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2014
Frontier Netols Small Cap Value Fund	487.14 million

Summit Creek acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2014
Northern Multi-Manager Mutual Fund	$105.1 million

Additional Information About Chartwell, Netols and Summit Creek

Chartwell Investment Partners, Inc., 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312-2412, is a wholly owned subsidiary of TriState Capital Holdings, Inc., 301 Grant Street, Suite 2700, Pittsburgh, PA 15219-6414 a publicly traded company. TriState Capital Holdings, Inc.’s ticker and CUSIP are TSC and 89678F100, respectively.

Netols Asset Management Inc., 1045 West Glen Oaks Lane, Suite 202, Mequon, WI 53092, is controlled by its majority shareholder, Jeffrey Netols, through his majority share ownership.

Summit Creek Advisors LLC, 120 South Sixth Street, Suite 2200, Minneapolis, MN 55402, is wholly-owned by Joseph J. Docter and Adam N. Benson.

The names and principal occupations of the principal executive officers and each director or general partner of Chartwell, all located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312-2412, are listed below.

Name	Principal Occupation/Title
Timothy J. Riddle	Managing Partner and Chief Executive Officer
G. Gregory Hagar	Managing Partner, Chief Financial Officer and Chief Compliance Officer
Michael J. McCloskey	Managing Partner and Director of Client Services & Marketing

The names and principal occupations of the principal executive officers and each director or general partner of Netols, all located at 1045 West Glen Oaks Lane, Suite 202, Mequon, WI 53092, are listed below.

Name	Principal Occupation/Title
Amy Thorison	Chief Compliance Officer
Jeffrey Netols	President
Mary Ann Healy	Executive Vice President
Michael Groblewski	Vice President

The names and principal occupations of the principal executive officers and each director or general partner of Summit Creek, all located at 120 South Sixth Street, Suite 2200, Minneapolis, MN 55402, are listed below.

Name	Principal Occupation/Title
Adam N. Benson	Chief Financial Officer and Senior Portfolio Manager
Jay E. Pluimer	Managing Director
Joseph J. Docter	Chief Executive Officer, President, Chief Compliance Officer and Senior Portfolio Manager
Nina E. Bieberdorf	Chief Operating Officer and Trader
Jay E. Pluimer	Managing Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Chartwell, Netols or Summit Creek. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Chartwell, Netols or Summit Creek, or their respective, its parent entities or subsidiaries or any subsidiaries of the parents of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Chartwell, Netols or Summit Creek or their respective parents or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.